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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2003

                           KNIGHT TRADING GROUP, INC.
         --------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

     DELAWARE                     001-14223                   22-3689303
   ---------------             ---------------              ---------------
   (State or other              (Commission                  (IRS Employer
   jurisdiction of              File Number)               Identification No.)
   incorporation)

                 525 Washington Boulevard, Jersey City, NJ 07310
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (201) 222-9400
              (Registrant's telephone number, including area code)

                           Knight Trading Group, Inc.
                           Current Report on Form 8-K

Item 5.  Other Events

     On May 5, 2003, the registrant issued a press release announcing the promotion of Acting Chief Financial Officer John B. Howard to that position permanently.

     The Press Release is attached hereto as Exhibit 99.1


Item 7.  Financial Statements and Exhibits.

a.   Financial Statements

                                  Not required


b.   Pro forma Financial Information

                                  Not required

c.   Exhibits

Exhibit No.            Description
-----------            ----------
  99.1                 Press Release of Knight Trading
                       Group, Inc. issued May 5, 2003.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated:  May 5, 2003

                                  KNIGHT TRADING GROUP, INC.


                                  By:  /s/ John H. Bluher
                                       -------------------------------
                                       Name:  John H. Bluher
                                       Title: Executive Vice President,
                                              General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------
  99.1                 Press Release of Knight Trading Group, Inc.
                       issued on May 5, 2003.